UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2020

HumanCo Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39769	85-3357217
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 90608 Austin, TX	78709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 535-0440

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-half of one redeemable Warrant	HMCOU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	HMCO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	HCMOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On December 11, 2020, HumanCo Acquisition Corp. (the “Company”) completed (i) its initial public offering (the “IPO”) of 28,750,000 units (the “Units”), including 3,750,000 Units sold pursuant to the full exercise of the underwriter’s option to purchase additional Units to cover overallotments, at an offering price of $10.00 per Unit, (ii) a private placement of 8,075,000 warrants with HumanCo Acquisition Holdings, LLC (the “Sponsor”) at a price of $1.00 per warrant (the “Sponsor Private Placement”) and (iii) a private placement of 2,500,000 units with CAVU Venture Partners III, LP (“CAVU”) at a price of $10.00 per unit (the “CAVU Private Placement”). The net proceeds from the IPO, together with certain of the proceeds from the Private Placement and the proceeds from the CAVU Private Placement, totaling $312,500,000 in the aggregate (the “Trust Account Proceeds”), were placed in a trust account with Continental Stock Transfer & Trust Company established for the benefit of the Company’s public stockholders, CAVU and the underwriter of the IPO. Except for the withdrawal of interest earned on the Offering Proceeds in the trust account to fund the Company’s franchise and income taxes, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the completion of the Company’s initial business combination or the redemption by the Company of 100% of the outstanding shares of Class A common stock issued by the Company in the IPO and the CAVU Private Placement if the Company does not consummate an initial business combination within 24 months after the closing of the IPO.

An audited balance sheet as of December 11, 2020, reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2020

HUMANCO ACQUISITION CORP.

By:	/s/ Ross Berman
Name:	Ross Berman
Title:	Chief Executive Officer